EXHIBIT A
                 THE POWERS, PREFERENCES, RIGHTS AND LIMITATIONS
                      OF THE SERIES OF THE PREFERRED STOCK
                                       OF
                            ALANCO TECHNOLOGIES, INC.

                                   DESIGNATED
                      SERIES D CONVERTIBLE PREFERRED STOCK


      The series originally designated "Series D Preferred Stock" of the Company's Preferred Stock, shall now be designated "Series D Convertible Preferred Stock" of the Company's Preferred Stock, to be issued as the Board of Directors may determine, shall have the following preferences, rights and limitations in addition to those applicable generally to the preferred stock of the Company:


1. Number of Authorized Shares in Series. There shall be a total of 500,000 authorized shares of Series D Convertible Preferred Stock.

2. Priority. The Series D Convertible Preferred Stock shall have a priority ranking superior to the Common Stock of the Company and all other series of Preferred Stock of the Company, except the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock of the Company which shall have a ranking superior to the Series D Convertible Preferred Stock, with respect to payment of dividends and upon dissolution, liquidation and winding-up of the Company.

3. Dividends. Holders of shares of Series D Convertible Preferred Stock shall be entitled to receive, when declared by the Board of Directors, out of funds and assets of the Company legally available therefore, an annual cumulative dividend (calculated on the basis of the redemption price of $10.00 per share of Series D Convertible Preferred Stock) of five (5%) percent per annum, payable quarterly on or before the fifteenth (15th) day of the month following each calender quarter, to stockholders of record on the respective record dates (which shall be the last day of the last month for the calender quarter period just ended. Notwithstanding anything herein to the contrary, at the option of the Company, the Company may pay such dividends in cash or in shares of Class A Common Stock of the Company. If the dividends are to be paid in shares of Class A Common Stock of the Company, such shares shall be valued for such purpose at the average daily volume weighted NASDAQ closing price for ten (10) trading days immediately preceding the close of each quarter. Dividends on each share of the Series D Convertible Preferred Stock shall accrue and be cumulative from the date of issue and shall be appropriately prorated with respect to the period between such date of issue and the first dividend payment date. Accumulations of unpaid dividends shall not bear interest.

      So long as any shares of Series D Convertible Preferred Stock are outstanding, the Company shall not declare and pay or set apart for payment any dividends or make any other distribution on the Common Stock and shall not redeem, retire, purchase or otherwise acquire, any shares of Common Stock or Preferred Stock ranking inferior to the Series D Convertible Preferred Stock, unless at the time of making such declaration, payment, distribution, redemption, retirement, purchase or acquisition dividends on all outstanding shares of Series D Convertible Preferred Stock for all past quarterly dividend periods shall have been paid or declared and sufficient funds set apart for the payment thereof.

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4.    Conversion. Each share of Series D Convertible Preferred Stock shall be convertible/converted into twenty (20) shares of Class A Common Stock of the Company, subject to readjustment as provided herein below, without the payment of any additional consideration by the holder thereof as follows:

      (a) at the option of the holder thereof at any time, including up to the close of business on the redemption date with respect to any shares of Series D Convertible Preferred Stock called for redemption; or

      (b) at the option of the Company on or after the date that the average daily volume weighted NASDAQ closing market price for the Company's Class A Common Stock for preceding ten (10) consecutive trading days equals or exceeds $0.75 per share. The notice of redemption shall be sent by certified mail to the holders of record of the Series D Convertible Preferred Stock to be converted at least ten (10) days prior to the date of conversion specified in such notice, addressed to each such holder at his address as it appears in the records of the Company.

      The holder of a share or shares of Series D Convertible Preferred Stock may exercise the conversion right in subparagraph (a) above by delivering to the Company during regular business hours, at the principal office of the Company, or at such other places as may be designated by the Company, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Company (if required by it), accompanied in any event by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Class A Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, or in the case of conversion pursuant to subparagraph (b) above on the date specified by the Company in its notice of conversion, and such date is referred to herein as the "Conversion Date". As promptly as practicable thereafter the Company shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Company, a certificate or certificates for the number of full shares of Class A Common Stock to which he is entitled and a check in respect of any fraction of shares provided below, as well as for the amount of any accrued but unpaid dividends. The person in whose name the certificate or certificates for Class A Common Stock are to be issued (that is the person designated if the conversion is elective under subparagraph (a) above, or the holder of the Series D Convertible Preferred Stock in the case of a conversion under subparagraph (b) above) shall be deemed to have become a holder of Class A Common Stock of record on the Conversion Date unless the transfer books of the Company are closed on that date, in which event he shall be deemed to have become a holder of Class A Common Stock of Record on the next succeeding date on which the transfer books are open, but the conversion rate shall be that in effect on the Conversion Date.

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      The issuance of Class A Common Stock on conversion of Series D Convertible
Preferred Stock shall be without charge to the converting holder of Series D Convertible Preferred Stock for any fee, expense or tax in respect of the issuance therefore, but the Company shall not be required to pay any fee, expense or tax which may be payable with respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Company of the shares of Series D Convertible Preferred Stock converted, and the Company shall not, in any such case, be required to issue or deliver any certificate for shares of Class A Common Stock unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such fee, expense or tax or shall have established to the satisfaction of the Company that such fee, expense or tax has been paid.

      The number of shares of Class A Common Stock deliverable upon conversion of each share of Series D Convertible Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events as follows:

      (i) Merger, Sale of Assets, Consolidation. If the Company at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other entity, the Series D Convertible Preferred Stock shall thereafter evidence the right to be converted into capital stock in such number and kind of securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of the Series D Convertible Preferred Stock shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

      (ii) Reclassification. If the Company at any time shall, by subdivision, combination reclassification of securities or otherwise, change any of the securities then purchasable upon the exercise of the conversion right associated with the Series D Convertible Preferred Stock into the same or a different number of securities of any class or classes, the Series D Convertible Preferred Stock shall thereafter evidence the right to purchase such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the conversion right immediately prior to such subdivision, combination, reclassification or other change. If shares of Class A Common Stock is subdivided or combined into a greater or smaller number of shares of Class A Common Stock, the number of shares of Class A Common Stock deliverable upon conversion of each share of Series D Convertible Preferred Stock shall be proportionately reduced or increased, as appropriate, by the ratio which the total number of shares of Class A Common Stock to be outstanding immediately after such event bears to the total number of shares of Class A Common Stock outstanding immediately prior to such event.

      Whenever any adjustment is required in the number of shares into which each share of the Series D Convertible Preferred Stock is convertible, the Company shall forthwith file a statement describing in reasonable detail the adjustment and the method of calculation used at the office or agency maintained for the purpose for conversion of the Series D Convertible Preferred Stock, and shall mail a copy thereof the holders of the Series D Convertible Preferred Stock.

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      The Company shall at all times keep available for issue and delivery the full number of shares of Class A Common Stock into which all outstanding shares of Series D Convertible Preferred Stock are convertible.

      No certificate for a fraction of a share of Class A Common Stock shall be issued upon any conversion, but in lieu of any fractional share that would otherwise be required to be issued in accordance with the foregoing provisions, the Company shall make a cash payment for any such fractional share interest based upon a value for such Class A Common Stock equal to the average NASDAQ closing price for ten (10) trading days prior to the conversion date.

5. Voting. The holders of shares of Series D Convertible Preferred Stock shall be entitled to notice of any stockholders' meeting and to vote upon matters submitted to shareholders for a vote, in the same manner and with the same effect as the holders of shares of Class A Common Stock, voting together with the holders of Class A Common Stock as a single class to the extent permitted by law and except as stated below. Holders of Series D Convertible Preferred Stock shall have that number of votes equal to the lesser of (i) the number of shares of Class A Common Stock into which such preferred stock is convertible, or (ii) that number which is equal to the purchase price per share of Series D Convertible Preferred Stock paid by the shareholder to the Company divided by the closing consolidated bid price of the Class A Common Stock on the trading day immediately previous to the issuance of the shares of Series D Convertible Preferred Stock, rounded down to the next whole number, as adjusted from time to time pursuant to section 4 above.

      So long as any shares of the Series D Convertible Preferred Stock are outstanding, the Company shall not, without the affirmative vote or written consent of the holders of at least two thirds of the aggregate number of shares at the time outstanding of the Series D Convertible Preferred Stock:

              (i) authorize, create or increase any class of capital stock ranking equal or prior to the Series D Convertible Preferred Stock as to dividends or upon liquidation, dissolution or winding-up; or

              (ii) alter or change any of the powers, preferences or special rights given to the Series D Convertible Preferred Stock so as to affect the same adversely.

6. Redemption. The Company may redeem all or any part of the outstanding Series D Convertible Preferred Stock at any time at the redemption price equal to $10.00 per share of the Series D Convertible Preferred Stock to be redeemed, plus accrued unpaid dividends, if any, provided that notice of redemption is sent by certified mail to the holders of record of the Series D Convertible Preferred Stock to be redeemed at least ten (10) days prior to the date of redemption specified in such notice, addressed to each such holder at his address as it appears in the records of the Company. In case of the redemption of a part only of the Series D Convertible Preferred Stock, the shares of such series to be redeemed shall be selected pro rata or in such other manner as the Company may determine. The Company shall have full power and authority to prescribed the manner in which and subject to the provisions and limitations herein contained, the terms and conditions upon which such stock shall be redeemed from time to time.

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      On or after the redemption date each holder of shares of Series D
Convertible Preferred Stock to be redeemed shall present and surrender his certificate or certificates for such shares to the Company and thereupon the redemption price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In case less than all of the shares represented by any such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares.

      All rights arising under this Designation of Powers, Preferences, Rights and Limitations, other than the right to receive the redemption price, shall terminate upon the payment of good funds on or before the redemption date to the holder of the applicable shares. The Company may also deposit the aggregate redemption price payable with respect to the shares of Series D Preferred Stock to be redeemed (or the portion thereof not already paid in the redemption of such shares) (the "Redemption Deposit") with the Company's transfer agent or any bank or trust company in the United States named in the notice of redemption. Such deposits are to be payable in amounts as aforesaid to the respective orders of the holders of record of the shares of Series D Convertible Preferred Stock upon surrender of the certificates evidencing such shares as described above. From and after the making of the Redemption Deposit, all rights of the holders of the applicable shares arising under this Designation of Powers, Preferences, Rights and Limitations shall terminate, other than the right to receive from such transfer agent, bank or trust company, without interest, the moneys so deposited with it, and such shares shall not thereafter be transferred (except with the consent of the Company) on the books of the Company, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

7. No Sinking Fund. The shares of the Series D Convertible Preferred Stock shall not be entitled to benefit of any sinking or purchase fund to be applied to the redemption or purchase of such stock.

8. Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, holders of Series D Convertible Preferred Stock shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders before any payment shall be made in respect of any class or series of stock which shall rank subordinate thereto as to assets the fixed sum of $10.00 for each share of Series D Convertible Preferred Stock held by them plus accrued and unpaid dividends, if any, thereon.

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      If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the assets of the Company available for distribution to its Series D Convertible Preferred Stock holders shall be insufficient to pay the holders of Series D Convertible Preferred Stock the full amount to which they are entitled hereunder, the holders of Series D Convertible Preferred Stock shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares of Series D Convertible Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such stock were paid in full. If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company payments shall have been made to the holders of the Series D Convertible Preferred Stock of the full amount to which they shall respectively be entitled hereunder, such holders shall not be entitled to any further participation in the distribution of the remaining assets of the Company available for distribution to its stockholders.

      Neither the merger or consolidation of the Company into or with another corporation nor the merger or consolidation of any other corporation into or with the Company, nor the sale, transfer or lease of all or substantially all of the assets of the Company, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Company.

9. Redeemed Shares. Shares of the Series D Convertible Preferred Stock redeemed or purchased by the Company shall have the status of authorized and unissued shares of Series D Convertible Preferred Stock.

3401\059\Series D Description3